Annex I

To the Distribution Agreement by and between

SPDR Series Trust and State Street Global Advisors Funds Distributors, LLC

ETF	Trading Symbol	Listing Exchange
SPDR® Bloomberg Emerging Markets Local Bond ETF	EBND	NYSE Arca, Inc.
SPDR® Bloomberg International Treasury Bond ETF	BWX	NYSE Arca, Inc.
SPDR® Bloomberg International Corporate Bond ETF	IBND	NYSE Arca, Inc.
SPDR® Bloomberg Short Term International Treasury Bond ETF	BWZ	NYSE Arca, Inc.
SPDR® FTSE International Government Inflation-Protected Bond ETF	WIP	NYSE Arca, Inc.
State Street® SPDR® Bloomberg 1-10 Year TIPS ETF	TIPX	NYSE Arca, Inc.
State Street® SPDR® Bloomberg 1-3 Month T-Bill ETF	BIL	NYSE Arca, Inc.
State Street® SPDR® Bloomberg 3-12 Month T-Bill ETF	BILS	NYSE Arca, Inc.
State Street® SPDR® Bloomberg Convertible Securities ETF	CWB	NYSE Arca, Inc.
State Street® SPDR® Bloomberg Emerging Markets USD Bond ETF	EMHC	NYSE Arca, Inc.
State Street® SPDR® Bloomberg Enhanced Roll Yield Commodity Strategy No K-1 ETF (formerly, SPDR® Bloomberg Enhanced Roll Yield Commodity Strategy No K-1 ETF)	CERY	NYSE Arca, Inc.
State Street® SPDR® Bloomberg High Yield Bond ETF	JNK	NYSE Arca, Inc.
State Street® SPDR® Bloomberg Investment Grade Floating Rate ETF	FLRN	NYSE Arca, Inc.
State Street® SPDR® Bloomberg Short Term High Yield Bond ETF	SJNK	NYSE Arca, Inc.
State Street® SPDR® Dow Jones® REIT ETF	RWR	NYSE Arca, Inc.
State Street® SPDR® FactSet Innovative Technology ETF	XITK	NYSE Arca, Inc.
State Street® SPDR® Global Dow ETF	DGT	NYSE Arca, Inc.
State Street® SPDR® ICE Preferred Securities ETF	PSK	NYSE Arca, Inc.
State Street® SPDR® MarketAxess Investment Grade 400 Corporate Bond ETF	LQIG	NYSE Arca, Inc.
State Street® SPDR® MSCI USA Climate Paris Aligned ETF	NZUS	The Nasdaq Stock Market LLC
State Street® SPDR® MSCI USA Gender Diversity ETF	SHE	NYSE Arca, Inc.
State Street® SPDR® MSCI USA StrategicFactorsSM ETF	QUS	NYSE Arca, Inc.
State Street® SPDR® Nuveen ICE High Yield Municipal Bond ETF	HYMB	NYSE Arca, Inc.
State Street® SPDR® Nuveen ICE Municipal Bond ETF	TFI	NYSE Arca, Inc.
State Street® SPDR® Nuveen ICE Short Term Municipal Bond ETF	SHM	NYSE Arca, Inc.
State Street® SPDR® NYSE Technology ETF	XNTK	NYSE Arca, Inc.
State Street® SPDR® Portfolio Aggregate Bond ETF	SPAB	NYSE Arca, Inc.
State Street® SPDR® Portfolio Corporate Bond ETF	SPBO	NYSE Arca, Inc.
State Street® SPDR® Portfolio High Yield Bond ETF	SPHY	NYSE Arca, Inc.
State Street® SPDR® Portfolio Intermediate Term Corporate Bond ETF	SPIB	NYSE Arca, Inc.
State Street® SPDR® Portfolio Intermediate Term Treasury ETF	SPTI	NYSE Arca, Inc.
State Street® SPDR® Portfolio Long Term Corporate Bond ETF	SPLB	NYSE Arca, Inc.
State Street® SPDR® Portfolio Long Term Treasury ETF	SPTL	NYSE Arca, Inc.
State Street® SPDR® Portfolio Mortgage Backed Bond ETF	SPMB	NYSE Arca, Inc.
State Street® SPDR® Portfolio S&P Sector Neutral Dividend ETF	SPDG	NYSE Arca, Inc.
State Street® SPDR® Portfolio S&P 400TM Mid Cap ETF	SPMD	NYSE Arca, Inc.
State Street® SPDR® Portfolio S&P 500® ETF	SPYM	NYSE Arca, Inc.
State Street® SPDR® Portfolio S&P 500® Growth ETF	SPYG	NYSE Arca, Inc.

ETF	Trading Symbol	Listing Exchange
State Street® SPDR® Portfolio S&P 500® High Dividend ETF	SPYD	NYSE Arca, Inc.
State Street® SPDR® Portfolio S&P 500® Value ETF	SPYV	NYSE Arca, Inc.
State Street® SPDR® Portfolio S&P 600TM Small Cap ETF	SPSM	NYSE Arca, Inc.
State Street® SPDR® Portfolio S&P 1500® Composite Stock Market ETF	SPTM	NYSE Arca, Inc.
State Street® SPDR® Portfolio Short Term Corporate Bond ETF	SPSB	NYSE Arca, Inc.
State Street® SPDR® Portfolio Short Term Treasury ETF	SPTS	NYSE Arca, Inc.
State Street® SPDR® Portfolio TIPS ETF	SPIP	NYSE Arca, Inc.
State Street® SPDR® Portfolio Treasury ETF	SPTB	NYSE Arca, Inc.
State Street® SPDR® Portfolio Ultra Short T-Bill ETF	SPTU	NYSE Arca, Inc.
State Street® SPDR® Russell 1000 Low Volatility Focus ETF	ONEV	NYSE Arca, Inc.
State Street® SPDR® Russell 1000 Momentum Focus ETF	ONEO	NYSE Arca, Inc.
State Street® SPDR® Russell 1000 Yield Focus ETF	ONEY	NYSE Arca, Inc.
State Street® SPDR® S&P 400TM Mid Cap Growth ETF	MDYG	NYSE Arca, Inc.
State Street® SPDR® S&P 400TM Mid Cap Value ETF	MDYV	NYSE Arca, Inc.
State Street® SPDR® S&P 500® ESG ETF	EFIV	NYSE Arca, Inc.
State Street® SPDR® S&P® 500 Fossil Fuel Reserves Free ETF	SPYX	NYSE Arca, Inc.
State Street® SPDR® S&P 600TM Small Cap Growth ETF	SLYG	NYSE Arca, Inc.
State Street® SPDR® S&P 600TM Small Cap Value ETF	SLYV	NYSE Arca, Inc.
State Street® SPDR® S&P® 1500 Momentum Tilt ETF	MMTM	NYSE Arca, Inc.
State Street® SPDR® S&P® 1500 Value Tilt ETF	VLU	NYSE Arca, Inc.
State Street® SPDR® S&P® Aerospace & Defense ETF	XAR	NYSE Arca, Inc.
State Street® SPDR® S&P® Bank ETF	KBE	NYSE Arca, Inc.
State Street® SPDR® S&P® Biotech ETF	XBI	NYSE Arca, Inc.
State Street® SPDR® S&P® Capital Markets ETF	KCE	NYSE Arca, Inc.
State Street® SPDR® S&P® Dividend ETF	SDY	NYSE Arca, Inc.
State Street® SPDR® S&P® Health Care Equipment ETF	XHE	NYSE Arca, Inc.
State Street® SPDR® S&P® Health Care Services ETF	XHS	NYSE Arca, Inc.
State Street® SPDR® S&P® Homebuilders ETF	XHB	NYSE Arca, Inc.
State Street® SPDR® S&P® Insurance ETF	KIE	NYSE Arca, Inc.
State Street® SPDR® S&P Kensho Clean Power ETF	CNRG	NYSE Arca, Inc.
State Street® SPDR® S&P Kensho Final Frontiers ETF	ROKT	NYSE Arca, Inc.
State Street® SPDR® S&P Kensho Future Security ETF	FITE	NYSE Arca, Inc.
State Street® SPDR® S&P Kensho Intelligent Structures ETF	SIMS	NYSE Arca, Inc.
State Street® SPDR® S&P Kensho New Economies Composite ETF	KOMP	NYSE Arca, Inc.
State Street® SPDR® S&P Kensho Smart Mobility ETF	HAIL	NYSE Arca, Inc.
State Street® SPDR® S&P® Leveraged Loan ETF	LVLN	NYSE Arca, Inc.
State Street® SPDR® S&P® Metals & Mining ETF	XME	NYSE Arca, Inc.
State Street® SPDR® S&P® Oil & Gas Equipment & Services ETF	XES	NYSE Arca, Inc.
State Street® SPDR® S&P® Oil & Gas Exploration & Production ETF	XOP	NYSE Arca, Inc.
State Street® SPDR® S&P® Pharmaceuticals ETF	XPH	NYSE Arca, Inc.
State Street® SPDR® S&P® Regional Banking ETF	KRE	NYSE Arca, Inc.
State Street® SPDR® S&P® Retail ETF	XRT	NYSE Arca, Inc.
State Street® SPDR® S&P® Semiconductor ETF	XSD	NYSE Arca, Inc.
State Street® SPDR® S&P SmallCap 600 ESG ETF	ESIX	NYSE Arca, Inc.
State Street® SPDR® S&P® Software & Services ETF	XSW	NYSE Arca, Inc.
State Street® SPDR® S&P® Telecom ETF	XTL	NYSE Arca, Inc.

ETF	Trading Symbol	Listing Exchange
State Street® SPDR® S&P® Transportation ETF	XTN	NYSE Arca, Inc.
State Street® SPDR® US Large Cap Low Volatility Index ETF	LGLV	NYSE Arca, Inc.
State Street® SPDR® US Small Cap Low Volatility Index ETF	SMLV	NYSE Arca, Inc.

Dated March 1, 2026